EXHIBIT-99.1

Bank of America 2007 Energy Conference November 15, 2007 Peabody Energy NYSE: BTU

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Nov. 6, 2007. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; customer performance and credit risk; supplier performance, and the availability and cost of key equipment and commodities; availability and costs of transportation; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments, including mercury and carbon dioxide related limitations; the outcome of pending or future litigation; coal and power market conditions; weather patterns affecting energy demand; availability and costs of competing energy resources; risks associated with our Btu conversion or generation development initiatives; worldwide economic and political conditions; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 11/6/07

BTU: The Only Global Pure-Play Coal Investment Excellent leverage to rising prices Global expansion into high-growth, high-margin markets Levered to China and India expansion Industry-best 9 billion ton reserve base Long-term demand from new generation and Btu Conversion World's Largest Private-Sector Coal Company Completing Transformation of Business Platform

Peabody's Transformation of the Global Portfolio and Earnings Base New productivity projects in PRB Expansion of U.S. coal trading activities Developing Prairie State and advancing Btu Conversion projects Completed spin- off of Patriot Coal Completing major thermal and metallurgical coal build-out in Australia Expanding coal trading in Newcastle, London and Beijing Exploring investments in China and Mongolia International United States

Spin-off Creates Multiple Benefits for Peabody Improves operating and geologic risk Enhances management and capital focus on large, long-lived surface mines Reduces per-ton capital requirements Reduces legacy liabilities by 40 - 45% Hones asset base toward high-growth, high-margin markets worldwide Retains leading Eastern access through trading, brokerage and agency business

World's Largest Coal Company: Peabody's Global Portfolio * Market position and sales pro forma 2007 including Australia mines under development. 2006 sales volumes and reserves in millions of short tons. Reserves are 2006 proven and probable. Sales and reserves adjusted for October 2007 spin-off of Patriot Coal and 2007 Peabody reserve acquisitions. Venezuela sales volume for Paso Diablo Mine, of which Peabody owns a 25.5% interest.

GLOBAL MARKETS AND PEABODY POSITION

Global Coal Use Soars 30%, or 1.4 Billion Tons, in Five Years Five-Year Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2007. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 29.57 16.37 15.39 8.97 4.03 30% 2001 - 2006 Change 16% 9% 15% 4% Coal Natural Gas Oil Hydro Nuclear Compound Annual Growth Rate 0.8% 1.7% 2.9% 3.1% 5.3%

China and India = 70% of global energy growth in past 2 years China expected to overtake U.S. in energy consumption soon after 2010 400 million people in India still lack electricity Last year's Global Energy Outlook oil price forecast of $97/barrel by 2030 missed... by 23 years By the Numbers: Startling News This Week from IEA's World Energy Outlook Source: International Energy Agency World Energy Outlook November 2007 and related comments. Coal's Global Market Share Expected to Rise to 28% by 2030

China, U.S. and India Represent Vast Majority of Global Coal Growth Growth through 2030. Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. International Energy Agency. Projected Australia export flow for 2004-2030. Long-Term Coal Demand Forecasts Continue to Rise

Asia Represents 80% of Long-Term Growth of Global Coal Industry Source: Industry reports and Peabody analysis. Seaborne Coal Realizes 7% CAGR Over 5 Years

International Coal Prices Setting Record Highs in Spot Markets Source: Global Coal Newcastle Index; McCloskey's Coal Report; Industry Reports. 1/06 1/07 High Quality Hard Coking Coal U.S. Dollars Per Tonne Favorable Conditions as 2008 Contract Season Begins 1/06 5/07 Spot Spot Newcastle Thermal Coal U.S. Dollars Per Tonne

Significant Leverage to Strong Seaborne Thermal and Metallurgical Coal Markets 2008 2009 Thermal 4 9 Met 7 9 High Quality Hard Coking Coal Hard Coking Coal Semi-Hard Coking Coal Semi-Soft Coking Coal PCI Thermal Export Thermal Domestic 2007 2447 2289 3509 2446 420 6957 3346 Unpriced Australia Volumes 11-13 17-20 Peabody's Australia Product Mix

Peabody's Australia Coal Capacity Growing to 30-Plus Million Tons 2007 Potential Queensland Burton 3.0 At Capacity North Goonyella / Eaglefield 2.1 Up to 4 - 5 MT Millennium 1.2 3 MT by 2010 Baralaba 0.5 At Capacity Wilkie Creek 2.2 Near Capacity 9.0 New South Wales Wilpinjong 5.0 9 MT Over 5 Years Wambo Complex 5.0 7 - 8 MT Over 5 Years Metropolitan 1.5 Up to 2 MT Chain Valley 0.7 1 MT 12.2 20 - 22 Growing to 30 MT Short tons in millions. Estimates based on 20 to 22 million ton estimate for 2007. Subject to transportation entitlements.

U.S. MARKETS AND PEABODY POSITION

EIA: Coal Generation to Outpace All Other Forms Three to One Through 2030 Coal Natural Gas Nuclear Renewables Petroleum 1343 129 109 134 44 Growth in Billions of Kilowatt-hours Projected U.S. Electricity Generation Growth Through 2030 Source: U.S. Department of Energy, Energy Information Administration, Annual Energy Outlook 2007 and Monthly Energy Review, June 2007. 2006 - 2030 CAGR Coal 2.2% Natural Gas 0.6% Nuclear 0.5% Renewables 1.3% Petroleum 2.2%

High Price of Power & Competing Fuels Spurs New U.S. Coal-Fueled Generation 11 units have begun construction in 2007 17,270 MW under construction or recently on line 6,630 MW likely to begin construction in next two years Majority of plants to be sourced from PRB and Illinois Basin Largest New Coal Plant Build-out in Decades Construction initiated on 1,600 MW Prairie State Energy Campus

45 Units in 21 States Represent 100 MTPY of Coal Use Source: DOE NETL, "Tracking New Coal-fired Power Plants" May 2007; Public filings; Peabody analysis. Increased Long-Term Coal Demand Due to Increased Coal Generation

OTC PRB 8800 1Q07 Delivery 7.4 2008 Delivery 11.5 2009 Delivery 12.45 U.S. Markets Strengthening Since Start of 2007 Published Prices 15-20 million tons unpriced for 2008; 80-90 for 2009 Peabody's realized PRB prices 27% higher than third quarter 2006 66 million tons of premium PRB product priced 45% above 2006 realizations YTD Midwest prices 22% above 2006 realizations Source: Coal and Energy Price Report , January 3, 2007 and October 26, 2007. Q1 2007 (01/03/07) +68% 2009 (10/26/07) 2008 (10/26/07) OTC PRB 8800 For Delivery In

U.S. Net Exports Could Nearly Triple Between 2006 and 2008 2006 2007 2008 Met 13000 29000 39000 Net exports grow due to European demand, weak dollar and reduced U.S. imports Net export increase would further reduce stockpiles Creates pull to PRB and Colorado markets Peabody sells 1.1 million tons of Illinois Basin exports U.S. Net Exports Source: National Mining Association, International Coal Review Monthly, October 2007. Peabody estimates. 13 27-32 35-40

Peabody Has Nearly 30 Million Tons of Expected Export Coal in 2007 2007 Expected Export Coal Sales Source: Company releases and Peabody estimates. Peabody Company A Company B Company C Company D Company E

Item Effects Implication Challenging Geology Permitting Issues New Safety Regulations Loss of Synfuels Credit Economic Growth Growing Net Exports Natural Gas Pricing Inventory Levels Inventory Direction Near-Term U.S. Markets: Supply / Demand Indicators to Watch Entering 2008 Thinning Eastern seams drive production declines and cost increases Uncertainty and delays challenge production at many Eastern surface mines Production and costs affected as upgrades occur at many mines Likely to lead to lower production due to marginal high-cost operations Continued GDP growth tempered by lower growth rate in off-peak generation Strong global met and steam demand and limited South American imports Concerns regarding availability and price of imported LNG Higher-than-normal customer stockpiles benefited from long summer Stockpiles declining with strong seasonal burns and production cutbacks Supply Demand

Btu Conversion Technologies Expand Markets for Coal Peabody Participating in Clean Generation, CTG and CTL

Peabody Partnering with ConocoPhillips on New Coal-to-Natural Gas Facility Feasibility study for mine-mouth facility under way $250 million in incentives available from Kentucky Production of 50 to 70 billion cubic feet of pipeline-quality synthetic natural gas ~1.5 tcf in the first 30 years of production Implies revenues of up to $500 million per year @ $7 / mcf 3.5 million tons annually of Peabody coal and petcoke "Carbon capture ready" Major Commitment from Leading Global Oil & Gas Company

Continental U.S. Proven Oil Reserves 117 176 Peabody's Proven and Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest U.S. Oil Company 172 128 Reflects Oct. 31, 2007 spin-off. Source: Annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Continental U.S. Oil and Natural Gas Reserves exclude Federal Offshore. Peabody's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has Multiple 100+ Million-Ton Sites to Fuel Generation / Btu Conversion Largest U.S. Natural Gas Company 17

PEABODY'S APPROACH TO LONG-TERM VALUE CREATION

Peabody's Long-Term Strategies Target Margin Expansion and Growth Execute the basics: best-in-class safety, operations and marketing Capitalize on pipeline of projects Expand in high-growth global markets Participate in new generation and Btu Conversion projects

Executing the Basics: Leading Productivity Rawhide North Antelope Rochelle U.S. Industry (Underground) U.S. Industry (Surface) 2006 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Operates the Most Productive Coal Mines #1 #2 Industry Average (SPRB) Peabody Others

Source: Company filings and reports. Btu Conversion = Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis

DEMAND DRIVERS SUPPLY DRIVERS Global Coal Supply & Demand Major Market Drivers Provide Outstanding Outlook for Coal Regulatory Environment: Safety and Permitting High Cost of Competing Fuels High Steel Demand Soaring Energy Demand in China and India Higher Utilization of Existing Coal Plants Major Build-Out of New Coal-Based Plants Coal-to-Liquids Plants and Btu Conversion Rail and Port Constraints Diminishing Low-Cost Reserves Scarcity of Equipment and Labor Escalating Cost Structures

2004 2005 2006 2007 2008 2009 2010 EBITDA 435 639 856 950 Revenue growth from higher- priced sales commitments Global expansion focused on high-margin, high-demand regions Market-focused U.S. production Unmatched, diversified reserve base Emerging Btu Conversion markets $435 $639 $856 EBITDA ($ in Millions) Focus on Long-Term Shareholder Value Peabody Has an Outstanding Outlook Source: Company filings and reports. Peabody pro forma results exclude Patriot results from Peabody's continuing operations. $900 - $1,000

Bank of America 2007 Energy Conference November 15, 2007 Peabody Energy NYSE: BTU